SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: October 5, 2004

QLT INC.

(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	000-17082	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

887 Great Northern Way, Vancouver, B.C. Canada, V5T 4T5

(Address of Principal Executive Offices) (Zip Code)

(604) 707-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 15.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 8.01 OTHER EVENTS.

     The audited consolidated balance sheets of QLT Inc. (“QLT” or the “Company”) as of December 31, 2003 and 2002, and audited consolidated statements of income, cash flows and changes in shareholders’ equity for each of the years ended December 31, 2003, 2002 and 2001, each prepared in accordance with Canadian generally accepted accounting principles (“Canadian GAAP”), the notes thereto and the Auditors’ Report are attached hereto as Exhibit 99.1 and incorporated herein by reference. These financial statements have not been reconciled to United States generally accepted accounting principles (“US GAAP”) as QLT separately prepared and filed financial statements under US GAAP with its Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

     QLT’s unaudited consolidated balance sheets as of June 30, 2004 and December 31, 2003, and unaudited consolidated statements of income, cash flows and changes in shareholders’ equity for the three and six month periods ended June 30, 2004 and 2003 (each prepared in accordance with Canadian GAAP ), and the notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference. These financial statements have not been reconciled to US GAAP as QLT separately prepared and filed financial statements under US GAAP with its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004.

     QLT’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 and unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2004 and year ended December 31, 2003 (each prepared in accordance with U.S. GAAP and reconciled to Canadian GAAP), the notes thereto and the Compilation Report thereon, in each case relating to its proposed business combination with Atrix Laboratories, Inc., and provided solely pursuant to Canadian regulatory requirements, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

15.1	Letter in Lieu of Consent of Deloitte & Touche LLP regarding the report on unaudited pro forma financial information.

99.1	QLT’s audited consolidated balance sheets as of December 31, 2003 and 2002, and audited consolidated statements of income, cash flows and changes in shareholders’ equity for each of the years in the period ended December 31, 2003 (each prepared in accordance with Canadian GAAP), the notes thereto and the Auditors’ Report.

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99.2	QLT’s unaudited consolidated balance sheets as of June 30, 2004 and December 31, 2003, unaudited consolidated statements of income and cash flows for the three and six months ended June 30, 2004 and 2003, and unaudited consolidated statements of changes in shareholders’ equity for the three and six months ended June 30, 2004 (each prepared in accordance with Canadian GAAP ), and the notes thereto.

99.3	QLT’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004 (each prepared in accordance with US GAAP and reconciled to Canadian GAAP ), the notes thereto and the Compilation Report thereon.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLT INC. (Registrant)
By:	/s/ Michael J. Doty
Michael J. Doty
Senior Vice President and Chief Financial Officer

     Dated: October 5, 2004

EXHIBIT INDEX

Exhibit
No.	Description
15.1	Letter in Lieu of Consent of Deloitte & Touche LLP regarding the report on unaudited pro forma financial information.

99.1	QLT’s audited consolidated balance sheets as of December 31, 2003 and 2002, and audited consolidated statements of income, cash flows and changes in shareholders’ equity for each of the years in the three year period ended December 31, 2003 (each prepared in accordance with Canadian GAAP), the notes thereto and the Auditors’ Report.

99.2	QLT’s unaudited consolidated balance sheets as of June 30, 2004 and December 31, 2003, unaudited consolidated statements of income and cash flows for the three and six months ended June 30, 2004 and 2003, and unaudited consolidated statements of changes in shareholders’ equity for the three and six months ended June 30, 2004 (each prepared in accordance with Canadian GAAP), and the notes thereto.

99.3	QLT’s unaudited pro forma condensed consolidated balance sheet as of June 30, 2004 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004 (each prepared in accordance with U.S. GAAP and reconciled to Canadian GAAP), the notes thereto and the Compilation Report thereon.